UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 24, 2005

       Bear Stearns Asset Backed Securities I LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-113636	20-0842986
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 272-2000

                                        No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Registrant registered issuances of its Aames Mortgage Investment Trust 2005-1 Mortgage Backed Notes, Series 2005-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-113636) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,182,000,000 aggregate principal amount of Class 1A1, Class 1A2, Class 1A3 Class 2A1, Class 2A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2 and Class B3 Notes of its Aames Mortgage Investment Trust 2005-1 Mortgage Backed Notes on February 24, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 26, 2004, as supplemented by the Prospectus Supplement dated February 17, 2005 (the “Prospectus Supplement”), to file a copy of the Amended and Restated Trust Agreement, the Indenture, the Transfer and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Notes, forms of which were filed as an exhibit to the Registration Statement.

The Ownership Certificate was issued pursuant to an amended and restated trust agreement dated February 24, 2005 (the “Amended and Restated Trust Agreement”), among Bear Stearns Asset Backed Securities I LLC, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as trust administrator (in such capacity, the “Trust Administrator”).  The Notes were issued pursuant to an indenture dated as of February 1, 2005 (the “Indenture”), among Aames Mortgage Investment Trust 2005-1, as issuer (the “Issuer”), the Trust Administrator and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”).  The Amended and Restated Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of two pools of conventional, first lien, adjustable rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,199,029,164 as of February 1, 2005.

The Mortgage Loans were sold by Aames Investment Corporation (the “Seller”) to the Registrant pursuant to the terms of a mortgage loan purchase and assignment agreement dated as of February 1, 2005 (the “Mortgage Loan Purchase Agreement”), between the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (in such capacity, the “Master Servicer”), pursuant to the terms of a transfer and servicing agreement dated as of February 1, 2005 (the “Transfer and Servicing Agreement”), among the Issuer, the Registrant, the Trust Administrator, the Master Servicer, Aames Capital Corporation, as servicer, the Seller, and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

The Notes will be sold by the Depositor and purchased by the Underwriters pursuant to the terms of an underwriting agreement dated February 17, 2005 (the “Underwriting Agreement”).  A copy of the Underwriting Agreement is attached hereto as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amended and Restated Trust Agreement dated February 24, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of February 1, 2005, among Aames Mortgage Investment Trust 2005-1, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2005, between Aames Investment Corporation, as Seller, and Bear Stearns Asset Backed Securities I LLC, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of February 1, 2005, among Aames Mortgage Investment Trust 2005-1, as Issuer, Bear Stearns Asset Backed Securities I LLC, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.3

Underwriting Agreement dated February 17, 2005, among Bear Stearns Asset Backed Securities I LLC and the Underwriters.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 24, 2005.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:

Name:

Title:

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amended and Restated Trust Agreement dated February 24, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of February 1, 2005, among Aames Mortgage Investment Trust 2005-1, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2005, between Aames Investment Corporation, as Seller, and Bear Stearns Asset Backed Securities I LLC, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of February 1, 2005, among Aames Mortgage Investment Trust 2005-1, as Issuer, Bear Stearns Asset Backed Securities I LLC, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.3

Underwriting Agreement dated February 17, 2005, among Bear Stearns Asset Backed Securities I LLC and the Underwriters.